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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                 October 1, 1996
                                    -----------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


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                Delaware                                     0-13265                      59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number)  (IRS Employer Identification No.)
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   1901 Main Street, Suite 1200, Mail Code 1105 Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:          (803) 252-3661
                                                        -----------------------


    No Change (Former name or former address, if changed since last report.)





This document contains a total of 64 pages and the Exhibit Index is set forth on sequentially numbered page 4 .

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of an Asset Purchase Agreement dated and executed on September 30, 1996, to be effective as of October 1, 1996 by and between H.A. Langston, Jr., M.D., P.A., a South Carolina professional corporation ("Seller") and UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation (the "Company") and the wholly-owned subsidiary of UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), the Company has acquired certain assets (including patient list and goodwill) associated with the medical practice owned and operated by Seller in Aiken, South Carolina for a purchase price of $80,000, paid $10,000 at closing and the remainder in twenty-four (24) equal monthly installments. The consideration paid by the Company in connection with this acquisition was determined by arms-length negotiations between the Company and the Seller.

The practice operated by the Seller was one at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. The Company will operate this new location as "Doctor's Care - Aiken".

All descriptions of the Asset Purchase Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)    Financial Statements of Business Acquired

              It is impracticable to provide the required financial statements for the businesses acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for the Seller under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

              It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         c)    Exhibits

              Exhibit 2.1 - Asset Purchase Agreement dated and executed on September 30, 1996, to be effective as of October 1, 1996 by and between H.A. Langston, Jr., M.D., P.A. and UCI Medical Affiliates of South Carolina, Inc.

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                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/s/ Marion F. McFarland, III, M.D.                 /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.                     Jerry F. Wells, Jr.
President, Chief Executive Officer and             Vice President of Finance and
Chairman of the Board                              Chief Financial Officer



Date:             October 11, 1996

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                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K



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EXHIBIT                                                                          PAGE
NUMBER                              DESCRIPTION                                 NUMBER
     2.1          Asset Purchase Agreement dated and executed September 30,       6
                  1996, to be effective as of October 1, 1996 by and between
                  H.A. Langston, Jr., M.D., P.A. and UCI Medical Affiliates
                  of South Carolina, Inc.


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                                  PAGE 4 of 64